UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

August 11, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 11, 2015, Owens-Illinois Group, Inc., a wholly-owned subsidiary of Owens-Illinois, Inc., filed a Current Report on Form 8-K as described below.

ITEM 7.01.    REGULATION FD DISCLOSURE.

Private Offering

On August 11, 2015, Owens-Illinois, Inc. (“OI Inc.”), the direct parent of Owens-Illinois Group, Inc. (the “Company”), issued a press release (the “Press Release”) announcing that Owens-Brockway Glass Container Inc. (“OBGC”), an indirect wholly owned subsidiary of the Company, intends to offer, subject to market and other conditions, a private offering of senior notes due 2023 and senior notes due 2025, to be guaranteed by the Company and the domestic subsidiaries of the Company that are guarantors under the Company’s credit agreement.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

OBGC’s obligations under the senior notes will be unsecured and guaranteed on a joint and several basis by the Company and the domestic subsidiaries of the Company that are guarantors under the Company’s credit agreement. The senior notes will be issued pursuant to an indenture that will contain covenants which, among other things, restrict the ability of the Company and its subsidiaries to incur liens, engage in certain sale and leaseback transactions and consolidate, merge or sell all or substantially all of the Company’s assets.

OBGC expects to use the net proceeds from the private offering to fund, in part, its previously announced acquisition of the food and beverage glass containers business of Vitro, S.A.B. de C.V. and its subsidiaries as conducted in the United States, Mexico and Bolivia (the “Vitro Acquisition”) and to pay related fees and expenses. The private offering of senior notes will be consummated prior to the consummation of the Vitro Acquisition. Concurrently with the closing of the private offering, the gross proceeds from the sale of the senior notes will be deposited into an escrow account until consummation of the Vitro Acquisition.

The senior notes and the guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. Unless so registered, the senior notes and the guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. Prospective purchasers that are qualified institutional buyers are hereby notified that the seller of the senior notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

Additional Information

The Company is disclosing under this Item 7.01 the information included as Exhibit 99.2 hereto.

Miscellaneous

The information contained in this Item 7.01 is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy the senior notes or the guarantees, nor shall there be any sale of the senior notes and the guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act and such information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K contains “forward-looking statements,” as defined by federal securities laws. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to consummate the Vitro Acquisition on a timely basis or at all, (2) risks associated with governmental approvals of the Vitro Acquisition, (3) the Company’s ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (4) risks associated with the significant transaction costs and additional indebtedness that the Company expects to incur in financing the Vitro Acquisition, (5) the Company’s ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (6) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (7) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (8) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (9) consumer preferences for alternative forms of packaging, (10) cost and availability of raw materials, labor, energy and transportation, (11) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (12) consolidation among competitors and customers, (13) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (14) unanticipated expenditures with respect to environmental, safety and health laws, (15) the Company’s ability to further develop its sales, marketing and product development capabilities, and (16) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequently filed Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward-looking statements in this Current Report on Form 8-K are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. The Company’s forward-looking statements speak only as of the date made. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated August 11, 2015
99.2	Additional Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: August 11, 2015	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated August 11, 2015
99.2	Additional Information